UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

_____________________________________________

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant ☐
Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☒	Soliciting Material under §240.14a-12

FARMER BROS. CO.

(Name of Registrant as Specified in its Charter)

JEANNE FARMER GROSSMAN

Jeanne Grossman Living Trust

1964 Jeanne Ann Farmer Grossman Trust

1969 Jeanne Ann Farmer Grossman Trust

1972 Jeanne Ann Farmer Grossman Trust

1987 Roy F Farmer Trust II

1988 Roy F Farmer Trust II

1988 Roy F Farmer Trust III

1990 Brynn Elizabeth Grossman Trust

1992 Brynn Elizabeth Grossman Trust

Thomas William Mortensen

Jonathan Michael Waite

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

 Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

CONCERNED STOCKHOLDERS ISSUE STOP, LOOK AND LISTEN LETTER TO
FELLOW FARMER BROS. STOCKHOLDERS

Farmer Bros. Co. Stockholders urged to look for the GOLD Proxy Card for the 2019 Annual Meeting of Stockholders

LOS ANGELES, California, October 30, 2019 – Jeanne Farmer Grossman (individually and as the sole trustee of certain trusts), Thomas William Mortensen, and Jonathan Michael Waite (collectively, the “Concerned Stockholders”) announced today that they issued an open letter urging stockholders of Farmer Bros. Co. (Nasdaq: FARM) (the “Company”) to STOP, LOOK and LISTEN before taking any action in response to the Company’s solicitation of proxies for the 2019 Annual Meeting of Stockholders. The complete text of the letter to stockholders follows:

October 30, 2019

AN IMPORTANT MESSAGE FROM CONCERNED STOCKHOLDERS OF
FARMER BROS. CO. TO THEIR FELLOW STOCKHOLDERS

Dear Fellow Farmer Bros. Co. Stockholder:

You will soon receive or may have already received a proxy statement and accompanying white proxy card from Farmer Bros. Co. (“Farmer Bros.” or the “Company”) in connection with the upcoming 2019 Annual Meeting of Stockholders of the Company (the “Annual Meeting”), set for 10:00 a.m. Central Standard Time, on Tuesday, December 10, 2010, at the Hilton Dallas/Southlake Town Square, 1400 Plaza Place, Southlake, Texas 76092, with a record date for the Annual Meeting of October 18, 2019.

We strongly urge you NOT to return the white proxy card or voting instruction form from the Company and NOT to allow the Company to take your vote over the telephone or by internet, but to wait until you receive and review our definitive proxy materials and GOLD proxy card, which we will be sending to you soon, before voting. If you have already voted the Company’s white proxy card or voting instruction form or had your vote taken by the Company over the telephone or by internet, a later-dated GOLD proxy card will revoke your previously cast vote.

We are seeking your support for the election of our two highly qualified nominees, Thomas William Mortensen and Jonathan Michael Waite, to the Company’s Board of Directors (the “Board”), due to our continued frustration with the performance of Farmer Bros. and our concerns that the Board is not taking the appropriate action to maximize stockholder value. As shown in the Company’s own proxy statement, the Company’s three-year cumulative Total Shareholder Return (“TSR”) of -49% significantly underperformed the general market and its peer group, which had a TSR of +40%. We strongly believe that the Board must be reconstituted to ensure that the directors take the necessary steps for the Company’s stockholders to realize the maximum value of their investment.

We strongly urge you to wait for and carefully consider the information contained in the Concerned Stockholders’ proxy materials and the GOLD proxy card prior to casting your vote in connection with the Annual Meeting.

Who are the Concerned Stockholders?

The participants in the proxy solicitation in connection with the Annual Meeting include myself, Jeanne Farmer Grossman (individually and as the sole trustee of certain trusts) and each of the individuals I have nominated for election as directors at the Annual Meeting: Thomas William Mortensen and Jonathan Michael Waite.

I beneficially own approximately 4.9% of the outstanding shares of common stock, par value $1.00 per share, of the Company. I served on the Company’s Board from December 2009 until December 2018, which gave me firsthand perspective of what I believe are significant failings on the Board and at the Company’s executive levels, particularly in recent years. Together, we are seeking to add two representatives to the Board at the upcoming 2019 Annual Meeting of Stockholders.

Why are we seeking your vote?

We are seeking your vote because we believe there is significant value to be realized at Farmer Bros., but we are concerned that the Board is not taking the appropriate action to maximize stockholder value. We are seeking to add to the Company’s Board two highly qualified director nominees who are committed to fully exploring all opportunities to unlock stockholder value.

What should I do now?

We recommend that you DO NOT return any white proxy card or voting instruction form to the Company and DO NOT allow the Company to take your vote over the telephone or by internet.  If you have already voted a white proxy card or voting instruction form or had your vote recorded by the Company over the telephone or by internet, returning a later dated GOLD proxy card or GOLD voting instruction form will revoke your previously cast vote.

Who should I contact for more information?

The Concerned Stockholders’ proxy advisor is Okapi Partners.  If you have any questions or need further assistance, please contact Okapi Partners at the phone numbers or email listed below:

OKAPI PARTNERS LLC

1212 Avenue of the Americas, 24th Floor

New York, NY 10036

(212) 297-0720

Shareholders Call Toll-Free at: (877) 274-8654

E-mail: info@okapipartners.com

Please wait until you receive and review the Concerned Stockholders’ proxy materials and GOLD proxy card before you cast your vote in connection with the Annual Meeting.

IMPORTANT

If your shares are held in street name, your bank or broker can vote your shares only upon receipt of your specific instructions.  Please contact the person responsible for your account and instruct them NOT to vote at this time and that you only wish to vote the GOLD proxy card.

If you have any questions or need further assistance, please contact Okapi Partners at (877) 274-8654 or by e-mail at info@okapipartners.com.

Thank you for your support,

Jeanne Farmer Grossman

MEDIA CONTACT:

Dan Gagnier / Jeffrey Mathews

Gagnier Communications

+1 646-569-5897

CERTAIN INFORMATION CONCERNING THE PARTICIPANTS

The Concerned Stockholders intend to file a definitive proxy statement and an accompanying GOLD proxy card with the Securities and Exchange Commission (the “SEC”) to be used to solicit votes for the election of its nominees at the 2019 Annual Meeting of Stockholders of Farmer Bros. Co.

THE CONCERNED STOCKHOLDERS STRONGLY ADVISE ALL STOCKHOLDERS OF THE COMPANY TO READ THEIR PROXY STATEMENT AND OTHER PROXY MATERIALS AS THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. SUCH PROXY MATERIALS WILL BE AVAILABLE AT NO CHARGE ON THE SEC'S WEB SITE AT WWW.SEC.GOV. IN ADDITION, THE GROSSMAN PARTICIPANTS WILL PROVIDE COPIES OF THE PROXY STATEMENT WITHOUT CHARGE, WHEN AVAILABLE, UPON REQUEST. REQUESTS FOR COPIES SHOULD BE DIRECTED TO THE GROSSMAN PARTICIPANTS' PROXY SOLICITOR, OKAPI PARTNERS, AT ITS TOLL-FREE NUMBER: (877) 274-8654 OR AT INFO@OKAPIPARTNERS.COM.

The participants in the proxy solicitation are: Jeanne Farmer Grossman, the Jeanne Grossman Living Trust, the 1964 Jeanne Ann Farmer Grossman Trust, the 1969 Jeanne Ann Farmer Grossman Trust, the 1972 Jeanne Ann Farmer Grossman Trust, the 1987 Roy F Farmer Trust II, the 1988 Roy F Farmer Trust II, the 1988 Roy F Farmer Trust III, the 1990 Brynn Elizabeth Grossman Trust, and the 1992 Brynn Elizabeth Grossman Trust, Thomas William Mortensen, and Jonathan Michael Waite (collectively, the “Concerned Stockholders”).

-4-